UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): December 3, 2013

LIME ENERGY CO.

(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation)	(Commission File #)	(IRS Employer Identification No.)

16810 Kenton Drive, Suite 240, Huntersville, NC 28078

(Address of principal executive offices)

(704) 892-4442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07          Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of Lime Energy Co. (the “Company”) was held on December 3, 2013. At the annual meeting, the stockholders of the Company’s Common Stock (“Common”) and Series A Preferred Stock (“Series A”) voted on the election of five directors and six proposals.  A summary of the proposals and the voting results are as follows:

1.              To elect the five directors named in the Company’s proxy statement for a one-year term ending at our 2014 annual meeting of stockholders or until their respective successors are duly elected and qualified:

				Broker Non-
	For Common	For Series A	Withhold	Votes
Gregory T. Barnum	1,429,428	1,582,589	85,858	1,418,124
Christopher W. Capps	1,451,590	1,582,589	63,696	1,418,124
Stephen Glick	1,452,290	1,582,589	62,996	1,418,124
Richard P. Kiphart	1,450,734	1,582,589	64,552	1,418,124
John O’Rourke	1,428,348	1,582,589	86,938	1,418,124

2.              To approve the issuance of common stock upon the conversion of our preferred stock and the exercise of our outstanding warrants issued in connection with the sale of our Series A Preferred Stock:

				Broker Non-
	For	Against	Abstain	Votes
Common	1,499,570	12,707	3,009	1,418,124
Series A	NA	NA	NA	NA

3.              To approve an amendment to our 2010 Non-Employee Directors Stock Plan to increase the maximum number of shares of common stock currently available for awards under the Plan from 35,715 shares to 71,430 shares:

				Broker Non-
	For	Against	Abstain	Votes
Common	1,488,157	24,743	2,386	1,418,124
Series A	1,582,589	0	0	NA

4.              To approve the 2013 Employee Stock Purchase Plan:

				Broker Non-
	For	Against	Abstain	Votes
Common	1,503,929	9,664	1,693	1,418,124
Series A	1,582,589	0	0	NA

5.              Advisory vote on named executive officer compensation:

				Broker Non-
	For	Against	Abstain	Votes
Common	1,482,947	20,191	12,148	1,418,124
Series A	1,582,589	0	0	NA

6.              Advisory vote on the frequency of future executive compensation advisory votes:

					Broker Non-
	One Year	Two Years	Three Years	Abstain	Votes
Common	97,012	111,973	1,299,432	6,869	1,418,124
Series A	0	0	1,582,589	0	NA

7.              To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year 2013:

	For	Against	Abstain
Common	2,834,083	18,609	80,718
Series A	1,582,589	0	0

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIME ENERGY CO.

Dated: December 4, 2013	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz
Executive Vice President,
Chief Financial Officer & Treasurer